[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.13

Assignment of Agreement

A Technology Transfer and Clinical Supply Agreement

dated October 23, 2012 (Contract Number: BI: 63790), including all attachments,

amendments and addendums, if any

(the “AGREEMENT”)

has been concluded between

Versartis, Inc.

275 Shoreline Drive

Suite 450

Redwood Shores, CA USA 94065

(“CUSTOMER”)

on the one hand

and

Boehringer Ingelheim RCV GmbH & Co KG

[*]

(“BI RCV”)

on the other hand.

BI RCV herewith gives notice to CUSTOMER that the AGREEMENT with all rights and obligations will be assigned from BI RCV to its affiliate Boehringer Ingelheim Biopharma-ceuticals GmbH, Binger Straße 173, 55216 Ingelheim/Rhein, GERMANY, with effect from January 1st, 2014.

Boehringer Ingelheim Biopharmaceuticals GmbH accepts this transfer of the AGREEMENT with all rights and obligations resulting therefrom and consequently shall adopt BI RCV’s contractual position as per January 1st, 2014. BI RCV shall hereby be released from all rights and obligations of the AGREEMENT which occur on or after January 1st, 2014.

Notwithstanding the foregoing, the Quality Agreement for the respective project or product concluded between CUSTOMER and BI RCV will remain unaffected and BI RCV shall continue to assume all rights and obligations related to it.

CUSTOMER supplied materials (e.g. [*] etc.) shall continue to be delivered directly to BI RCV.

Vienna, 12.12.2013
Boehringer Ingelheim RCV GmbH & Co KG ppa.	i. V.

[*]	[*]
[*]	[*]

We hereby confirm and agree to the assignment of the AGREEMENT to Boehringer Ingelheim Biopharmaceuticals GmbH

Ingelheim,
Boehringer Ingelheim Biopharmaceuticals GmbH ppa.	ppa.

[*]	[*]
[*]	[*]

Acknowleged:

Redwood Shores,
Versartis, Inc

/s/ Jeffrey L. Cleland
Name: Jeffrey L. Cleland
Title: CEO

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.